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                                                               Exhibit 10.11.1


                        Amendment #3 to Master Agreement
                   Dated 8 August, 1997, between PathNet, Inc.
                              And NEC America, Inc.


Except as expressed herein, the terms and conditions of the Master Agreement remain in full force and effect:

NEC America, Inc. (Seller) and PathNet, Inc. (Buyer) do hereby agree to the following:

To delete the last sentence of Paragraph 3.5, page 4, beginning with "Nothing contained..." and replace with the following:

"Pathnet, Inc. shall commit to purchase from NEC, America, Inc. the Equipment in a cumulative amount of no less than $200,000,000.00 US dollars by March 31, 2003."



NEC America, Inc.                        PathNet, Inc.

By: /s/ Patrick Stewart                  By: /s/ David Schaeffer
  ----------------------                    -----------------------
  P. Stewart                                D. Schaeffer


Title: AGM, RCSD                         Title: Chairman

Date: 4/30/98                           Date: 5/4/98
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